SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

May 15, 2003
 Date of Report (Date of earliest event reported)

AMERICAN EAGLE OUTFITTERS, INC.
 (Exact name of registrant as specified in its charter)

Delaware
 (State or other jurisdiction of incorporation)

0-23760	13-2721761
(Commission File Number)	(IRS Employer Identification No.)

150 Thorn Hill Drive	15086-7528
Warrendale, Pennsylvania	(Zip Code)
(Address of principal executive offices)

(724) 776-4857
 (Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

ITEM 7.	Financial Statements, Pro Forma Financial Information and Exhibits.
(c) Exhibits

	Exhibit No.	Description
	99.1	Press Release dated May 15, 2003

ITEM 9.	Regulation FD Disclosure.
The following information is intended to be furnished under Item 12, "Results of Operations and Financial Condition" and is being furnished under Item 9, "Regulation FD Disclosure" pursuant to interim guidance issued by the Securities and Exchange Commission in Release Nos. 33-8216 and 34-47583. On May 15, 2003, American Eagle Outfitters, Inc. (the "Company") issued a press release announcing the Company's financial results for the first quarter ended May 3, 2003. A copy of this press release is attached hereto as Exhibit 99.1.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERICAN EAGLE OUTFITTERS, INC.

Dated: May 15, 2003	By:	/s/ Laura A. Weil
	Name:	Laura A. Weil
Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

Exhibit 99.1	Press Release dated May 15, 2003